Exhibit 10.26
                                                                  EXECUTION COPY

                             FIRST AMENDMENT TO THE

                 AMENDED AND RESTATED COLLATERAL AGENT AGREEMENT

                                                       Dated as of July 12, 2004

          FIRST AMENDMENT TO THE AMENDED AND RESTATED COLLATERAL AGENT AGREEMENT (the "AMENDMENT") among BUILDING MATERIALS CORPORATION OF AMERICA, a Delaware corporation (the "COMPANY"), each other Subsidiary of the Company party to the Collateral Agent Agreement referred to below (the "SUBSIDIARY PARTIES"), CITICORP USA, INC., as 2003 Administrative Agent (as defined in the Collateral Agent Agreement referred to below), each Senior Note Trustee (as defined in the Collateral Agent Agreement referred to below), and CITIBANK, N.A., a national banking association, as collateral agent under the Collateral Agent Agreement referred to below (the "COLLATERAL AGENT").

          PRELIMINARY STATEMENTS:

     (1) Reference is made to the Credit Agreement, dated as of July 9, 2003 (as amended by the First Amendment to the Credit Agreement, dated as of May 7, 2004, and as otherwise amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"), among the Company, the lenders from time to time party thereto, Citicorp USA, Inc., as administrative agent (the "ADMINISTRATIVE AGENT") and Citigroup Global Markets Inc., as lead arranger.

     (2) Reference is also made to the Amended and Restated Collateral Agent Agreement, dated as of July 9, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "COLLATERAL AGENT AGREEMENT"), among the Company, the Subsidiary Parties, the Administrative Agent, the Collateral Agent and each Senior Note Trustee (as defined therein).

     (3) Reference is further made to the Amended and Restated Security Agreement, dated as of July 9, 2003 (as amended by the First Amendment to the Amended and Restated Security Agreement, dated as of August 22, 2003, and the Second Amendment to the Amended and Restated Security Agreement, dated as of May 7, 2004, and as otherwise amended, supplemented or otherwise modified through the date hereof, the "SECURITY AGREEMENT"), among the Company, the Subsidiary Parties and the Collateral Agent.

     (4) Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Collateral Agent Agreement or the Credit Agreement, as applicable.

     (5) The parties hereto have agreed to amend the Collateral Agent Agreement as hereinafter set forth.

          SECTION 1. AMENDMENTS TO THE COLLATERAL AGENT AGREEMENT. The Collateral Agent Agreement is, effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a) The Recitals of the Collateral Agent Agreement are hereby amended by:

          (i)  deleting the word "and" at the end of Recital (B)(iv);

          (ii) adding a new Recital (B)(v) as follows:

               "(v) the Indenture to be entered by BMCA and a trustee to be selected by the Company, as trustee (the "NEW TRUSTEE"), pursuant to which senior notes due 2011 or 2014, at the Company's election, will be issued (the "NEW INDENTURE"), and"; and

          (iii) replacing Recital (B)(v) in its entirety with the following:

               "(vi) the Indenture, dated as of July 5, 2000, between BMCA and The Bank of New York, as trustee (the "2002 TRUSTEE", and collectively with the 2006 Trustee, the 2007 Trustee, the 2005 Trustee, the 2008 Trustee, the New Trustee and any trustee in respect of any indenture pursuant to which Debt is issued to refinance any of the existing Senior Notes (as hereinafter defined) or which is otherwise permitted under the Credit Agreement and each of the other Senior Notes, the "SENIOR NOTE TRUSTEES"), pursuant to which the 10.50% senior notes due 2002 were issued, as supplemented by a Supplement, dated as of December 4, 2000 (the "2002 INDENTURE", and collectively with the 2006 Indenture, the 2007 Indenture, the 2005 Indenture, the 2008 Indenture, the New Indenture and any other indenture pursuant to which Debt is issued to refinance any of the existing Senior Notes (as hereinafter defined) or which is otherwise permitted under the Credit Agreement and each of the other Senior Notes, the "SENIOR NOTE INDENTURES"). Payment of each Senior Note issued under each Senior Note Indenture is guaranteed by certain Subsidiaries of BMCA (each, a "SENIOR NOTE GUARANTOR") pursuant to Guaranties ("SENIOR NOTE GUARANTIES") executed in connection therewith or thereafter with respect thereto. The senior notes issued pursuant to the Senior Note Indentures (the "SENIOR NOTES") are and will be, from time to time, held by various holders (collectively, the "NOTEHOLDERS").".

          (b) The Section beginning on page 2 entitled "Collateral Agency" is hereby amended by replacing the words "the Collateral" in the first line of the third paragraph thereof and in the second, third, fourth and sixth lines of the fourth paragraph thereof with the words "the Secured Debt Collateral".

          (c) Section 1.1 of the Collateral Agent Agreement is hereby amended by inserting the following definitions in alphabetical order:

          "NEW INDENTURE": defined in Recital B.

          "NEW TRUSTEE": defined in Recital B."

          SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment is subject to the provisions of Section 9.1 of the Collateral Agent Agreement and Section 8.01 of the Credit Agreement. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Company, each Lender Representative and the Collateral Agent.

          SECTION 3. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.(a) On and after the effectiveness of this Amendment, each reference in the Collateral Agent Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Collateral Agent Agreement, and each reference in each of the other Loan Documents to "the Collateral Agent Agreement", "thereunder", "thereof" or words of like import referring to the Collateral Agent Agreement, shall mean and be a reference to the Collateral Agent Agreement, as amended by this Amendment.

          (b) The Collateral Agent Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent, or the Collateral Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 4. COSTS AND EXPENSES. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent and Collateral Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and the Collateral Agent) in accordance with the terms of Section 8.04 of the Credit Agreement and Section 5.3 of the Collateral Agent Agreement.

          SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BUILDING MATERIALS CORPORATION OF AMERICA


                                   By: /s/ John M. Maitner
                                      ------------------------------------------
                                   Name:  John M. Maitner
                                   Title: Vice President and Treasurer


                                   BMCA INSULATION PRODUCTS INC.
                                   BUILDING MATERIALS INVESTMENT CORPORATION
                                   BUILDING MATERIALS MANUFACTURING CORPORATION
                                   DUCTWORK MANUFACTURING CORPORATION
                                   GAF LEATHERBACK CORP.
                                   GAF MATERIALS CORPORATION (CANADA)
                                   GAF PREMIUM PRODUCTS INC.
                                   GAF REAL PROPERTIES, INC.
                                   GAFTECH CORPORATION
                                   LL BUILDING PRODUCTS INC.
                                   PEQUANNOCK VALLEY CLAIM SERVICE COMPANY, INC. SOUTH PONCA REALTY CORP.
                                   WIND GAP REAL PROPERTY ACQUISITION CORP.
                                   BMCA QUAKERTOWN INC.


                                   By: /s/ John M. Maitner
                                      ------------------------------------------
                                   Name:  John M. Maitner
                                   Title: Vice President and Treasurer

                                    CITIBANK, N.A., as Collateral Agent

                                    By:  /s/ Barbara L. Bennett
                                       -----------------------------------------
                                    Name:    Barbara L. Bennett
                                    Title:   Assistant Vice President



                                    CITICORP USA, INC., not individually, but solely as 2003 Administrative Agent

                                    By: /s/ Michael M. Schant
                                       -----------------------------------------
                                    Name:  Michael M. Schant
                                    Title: Vice President
                                           Asset Based Finance
                                           (212) 816-2432

                                    THE BANK OF NEW YORK, not
                                    individually, but solely as Senior
                                    Note Trustee under the 2006
                                    Indenture

                                    By: /s/ Kisha A. Holder
                                       -----------------------------------------
                                    Name:  Kisha A. Holder
                                    Title: Assistant Vice President


                                    THE BANK OF NEW YORK, not
                                    individually, but solely as Senior
                                    Note Trustee under the 2007
                                    Indenture

                                    By: /s/ Kisha A. Holder
                                       -----------------------------------------
                                    Name:  Kisha A. Holder
                                    Title: Assistant Vice President


                                    THE BANK OF NEW YORK, not
                                    individually, but solely as Senior
                                    Note Trustee under the 2005
                                    Indenture

                                    By: /s/ Kisha A. Holder
                                       -----------------------------------------
                                    Name:  Kisha A. Holder
                                    Title: Assistant Vice President


                                    THE BANK OF NEW YORK, not
                                    individually, but solely as Senior
                                    Note Trustee under the 2008
                                    Indenture

                                    By: /s/ Kisha A. Holder
                                       -----------------------------------------
                                    Name:  Kisha A. Holder
                                    Title: Assistant Vice President


                                    THE BANK OF NEW YORK, not
                                    individually, but solely as Senior
                                    Note Trustee under the 2002
                                    Indenture

                                    By: /s/ Kisha A. Holder
                                       -----------------------------------------
                                    Name: /s/ Kisha A. Holder
                                    Title: Assistant Vice President